WELLPOINT
HEALTH NETWORKS

1998
OFFICER
BENEFIT
ENROLLMENT
GUIDE

                               TABLE OF CONTENTS
------------------------------------------------------------------------
OFFICER BENEFITS                                                       1

1998 Executive Summary                                                 1

------------------------------------------------------------------------

OPEN ENROLLMENT PROCEDURES                                             3

------------------------------------------------------------------------

FLEXPOINT BENEFITS INFORMATION                                         4

Medical                                                                4

Dental                                                                 8

Vision                                                                11

Employee Life Insurance                                               12

Dependent Life Insurance Coverage                                     12

- Spouse                                                              13

- Children                                                            13

Spending Accounts                                                     14

- Health Care                                                         14

- Dependent Care                                                      15

------------------------------------------------------------------------

HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT                   16

------------------------------------------------------------------------

FLEXEXEC                                                              17

------------------------------------------------------------------------

COMPREHENSIVE NONQUALIFIED RETIREMENT PLAN                            19

                                YOUR BENEFITS PROGRAM

HERE'S A QUICK LOOK AT THE BENEFITS FOR OFFICERS OF WELLPOINT HEALTH NETWORKS, INC.

I.  FLEXPOINT BENEFITS

----------------------------------------------------------------------------------------------------------------------------------
 PLAN                            OPTIONS                                         COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
 MEDICAL                    Waive coverage                                      Requires proof of other coverage
                            HMO (where applicable)                              Massachusetts, Georgia, Michigan, California,
                                                                                Texas, Illinois
                            WellPoint Preferred (PPO)                           Choice of 3 deductible levels
                            WellPoint Group Medical                             Only an option when PPO network is unavailable
----------------------------------------------------------------------------------------------------------------------------------
 DENTAL                     Waive coverage
                            Dental Net                                          California Only
                            Prudent Buyer Dental Plan                           California Only
                            Basic Dental                                        Outside California Only
                            Major Dental                                        Outside California Only
----------------------------------------------------------------------------------------------------------------------------------
 VISION                     Waive coverage

                            Vision Services Plan
----------------------------------------------------------------------------------------------------------------------------------
 GROUP TERM LIFE            EMPLOYEE
                                Waive Coverage

                                $50,000 plus $50,000 AD&D coverage
                                1 x base annual salary plus 1 x AD&D coverage
                                2 x base annual salary plus 1 x AD&D coverage
                                3 x base annual salary plus 1 x AD&D coverage

                            SPOUSE
                                Waive coverage

                                $5,000
                                1/2 x base annual salary
                                1 x base annual salary

                            CHILD LIFE
                                Waive coverage
                                $5,000
                                $10,000
                                $25,000
----------------------------------------------------------------------------------------------------------------------------------
 SPENDING ACCOUNTS          Health Care annual maximum  $3,000                   Dependent Care annual maximum  $5,000
----------------------------------------------------------------------------------------------------------------------------------

                                       1


II.  FLEXEXEC
     (The following benefit plans are provided for all WellPoint Officers. No enrollment process is needed for participation in these plans.)

----------------------------------------------------------------------------------------------------------------------------------
 PLAN                            OPTIONS                                         COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
 GROUP UNIVERSAL LIFE*           2 times compensation                            Vice Presidents and General Managers

                                 3 times compensation                            Senior and Executive Vice Presidents
----------------------------------------------------------------------------------------------------------------------------------
 SHORT TERM DISABILITY           Maximum  of 26 weeks salary continuance
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM DISABILITY*           60% compensation                                Vice Presidents and General Managers

                                 70% compensation                                Senior and Executive Vice Presidents

----------------------------------------------------------------------------------------------------------------------------------
 PENSION ACCUMULATION PLAN       Years of Service                 Percentage
                                                                  3%                                5 year vesting
                                                                  4%

----------------------------------------------------------------------------------------------------------------------------------
 FINANCIAL PLANNING SEMINARS     Periodic seminars to assist officers in obtaining stock ownership guidelines, financial/retirement planning, etc.
----------------------------------------------------------------------------------------------------------------------------------

III.  COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN

----------------------------------------------------------------------------------------------------------------------------------
 PLAN                            OPTIONS                                         COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL 401(K) DEFERRAL    Allows deferrals in excess of 401(k) limits.     Deferrals are matched; may defer 1-6%
----------------------------------------------------------------------------------------------------------------------------------
 SALARY DEFERRAL                 Defer amount in excess of $125,000              May defer 1-100%
                                   base annual salary
----------------------------------------------------------------------------------------------------------------------------------
 MANAGEMENT BONUS DEFERRAL       1997 bonus to be paid in 1998                   May defer 1-100%

                                 1998 bonus to be paid in 1999                   May defer 1-100%
----------------------------------------------------------------------------------------------------------------------------------
 CAR ALLOWANCE DEFERRAL          $4,800 for VP/GM                                Must elect to defer or will receive as taxable
                                                                                 income in 1998
                                 $7,200 for SVP

                                 $9,600 for EVP
----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL PENSION PLAN       Employer contributions for compensation in      No election necessary; deferral automatic; 5 year
                                 excess of $160,000                              cliff vesting schedule
----------------------------------------------------------------------------------------------------------------------------------

IV.  ADDITIONAL PLANS

----------------------------------------------------------------------------------------------------------------------------------
 PLAN                            OPTIONS                                         COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
 SALARY DEFERRAL SAVINGS         Highly compensated may defer 2-8%               Must elect to participate; Company matches 75% of
 PROGRAM/401(K) PLAN                                                             first 6% deferred; Eligible for Company match
                                                                                 after 1 year of employment; 10 Vanguard
                                                                                 investment funds.
----------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE STOCK PURCHASE PLAN    Minimum contribution per pay period:  $20.00    2 offering periods; Jan-June; July-December;

                                 Maximum contribution per pay period: $826.93    Stock purchased at 15% discount
----------------------------------------------------------------------------------------------------------------------------------

*Compensation as of September 1, 1997 plus target management bonus.

                            OPEN ENROLLMENT PROCEDURES

FOR 1998 THE COMPANY HAS MADE NUMEROUS CHANGES TO THE OFFICER BENEFIT PROGRAM. AS SUCH, ALL OFFICERS MUST COMPLETE A FLEXEXEC ENROLLMENT FORM FOR 1998.
THERE ARE TWO MAJOR COMPONENTS TO THE FORM.

 - THE PERSONALIZED SIDE OF THE FORM CONTAINS YOUR FLEXPOINT ELECTIONS, INCLUDING YOUR NEW LIFE INSURANCE OPTIONS.
 - THE OTHER SIDE OF THE FORM CONTAINS YOUR OPTIONS IN THE NEW COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN


DEDUCTIONS AND PAY PERIODS IN 1998
----------------------------------

THERE WILL BE 26 PAY PERIOD IN 1998. YOUR BENEFIT DEDUCTIONS AND SALARY DEFERRALS FOR 1998 WILL BEGIN WITH YOUR JANUARY 9, 1998 PAYCHECK.

                                     FLEXPOINT

                                BENEFITS INFORMATION

YOUR MEDICAL COVERAGE

THE MEDICAL OPTIONS IN FLEXPOINT ARE DESIGNED TO MEET THE NEEDS OF INDIVIDUALS
WITH WIDELY VARYING PERSONAL SITUATIONS.   DEPENDING ON WHERE YOU LIVE, YOU MAY
BE ABLE TO CHOOSE WELLPOINT PREFERRED (A PREFERRED PROVIDER ORGANIZATION (PPO)) OR A HEALTH MAINTENANCE ORGANIZATION (HMO).

POINTS TO CONSIDER

 - Do your providers participate in an available HMO or PPO? If you're enrolling in an HMO or PPO, check the directory in your local Human Resources department to make sure the primary care physician is accepting new patients.

 - Consider the way you now receive--or would like to receive--medical care, and identify your alternatives.

 - HMOs generally require you to pay a small fee (copay) when you use network services and provide no benefits when you do not. With WellPoint Preferred you may also have to satisfy a deductible and coinsurance. However, you have the option of using a non-network provider if you are willing to share more of the cost.

 - If you have group coverage under another medical plan, you have the option to waive your FLEXPoint medical coverage. If you waive medical coverage you will be required to sign a waiver of coverage form certifying coverage with another group plan.

 - For example, you may be covered under your spouse's plan. If so, you can waive coverage and receive a credit that will be added to your taxable income in equal installments throughout the year. You also have the option to use all or part of this credit toward the purchase of additional benefits.

 - If you live in an area where a PPO network is unavailable, you will be eligible for the WellPoint Group Medical Plan (Idemnity). After satisfying the deductible which applies to all services, benefits will be paid at the 80% reimbursement level regardless of which provider you visit.


------------------------------------------------------------------------------

SPECIAL CONSIDERATIONS

IF YOU WAIVE COVERAGE, ELECT AN HMO (FOR THE FIRST TIME) OR ADD DEPENDENTS TO YOUR HMO COVERAGE, YOU MUST SUBMIT THE APPROPRIATE FORM NO LATER THAN JANUARY 1ST (OR THE EFFECTIVE DATE OF YOUR COVERAGE FOR 1998 NEW HIRES) OR YOUR CHANGE IN MEDICAL COVERAGE WILL NOT GO INTO EFFECT FOR 1998.

------------------------------------------------------------------------------

YOUR MEDICAL OPTIONS

THE FOLLOWING COMPARISONS HAVE BEEN DESIGNED TO HELP YOU UNDERSTAND THE DIFFERENCES BETWEEN THE PLANS. WE ALSO RECOMMEND THAT YOU CAREFULLY REVIEW THE SUMMARY PLAN DESCRIPTIONS AND SEPARATE HMO LITERATURE FOR ADDITIONAL PLAN DETAILS, COVERAGE EXCLUSIONS AND LIMITATIONS.

                                                                                                            HEALTH MAINTENANCE
                                                       WELLPOINT PREFERRED (PPO)                            ORGANIZATION (HMO)
---------------------------------------------------------------------------------------------------------------------------------
 DEDUCTIBLE(1)
---------------------------------------------------------------------------------------------------------------------------------
                                      WP250                       WP500                     WP1000            There is no
                                                                                                              deductible;
 Individual                            $250                       $500                      $1,000            some services
                                                                                                              require copay
 Family                                $750                      $1,500                     $3,000
---------------------------------------------------------------------------------------------------------------------------------
 OUT OF POCKET MAXIMUM(2)
---------------------------------------------------------------------------------------------------------------------------------
                                      WP 250                      WP500                     WP1000            Refer to HMO
                                                                                                              Handbook
                            Network     Non Network     Network    Non Network    Network     Non Network
 Individual                   $2,750        $6,917        $3,000       $7,167       $3,500        $7,667
 Family                       $8,250       $20,750        $9,000      $21,500       $10,500      $23,000
---------------------------------------------------------------------------------------------------------------------------------
                                              NETWORK PROVIDERS                     NON NETWORK PROVIDERS
---------------------------------------------------------------------------------------------------------------------------------
 HOSPITAL SERVICES(3)
---------------------------------------------------------------------------------------------------------------------------------
 Inpatient                                  80% after deductible                     60% after deductible     No charge
 Outpatient                                 80% after deductible                     60% after deductible     No charge
 Skilled Nursing Facility                   80% after deductible                     60% after deductible     Refer to HMO
                                                                                                              Handbook
                                                   (Limited to 100 days/calendar year)
---------------------------------------------------------------------------------------------------------------------------------
 PROFESSIONAL SERVICES
---------------------------------------------------------------------------------------------------------------------------------
 Office Visits               -   WP250                  $15 copay                 60% after deductible        $10 copay

 (routine and non-routine    -   WP500                  $15 copay
 exams for all ages
 including well-baby         -   WP1000 (non CA)        $20 copay
 care)
                             -   WP1000 (CA)            80% after deductible

 X-ray and lab tests        80% after deductible                                  60% after deductible        No charge
---------------------------------------------------------------------------------------------------------------------------------
 EMERGENCY MEDICAL SERVICES
---------------------------------------------------------------------------------------------------------------------------------
 Professional Services      80% after deductible                                  80% after deductible        No charge
 (at hospital)

 Hospital Emergency Room    80% after deductible                                  80% after deductible        $25-$50 copay, waived
                                                                                                              if admitted
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                            HEALTH MAINTENANCE
                                                       WELLPOINT PREFERRED (PPO)                            ORGANIZATION (HMO)
---------------------------------------------------------------------------------------------------------------------------------
                                                NETWORK                              NON NETWORK
---------------------------------------------------------------------------------------------------------------------------------
 MATERNITY
---------------------------------------------------------------------------------------------------------------------------------
 Hospital                    80% after deductible                               60% after deductible       No charge
 Office Visits               -    WP250                 $15 copay               60% after deductible       $10 copay
                             -    WP500                 $15 copay
                             -    WP1000 (non CA)       $20 copay
                             -    WP1000 (CA) 80% after deductible
 Infertility Diagnostic      80%  after the deductible                          60% after deductible       Refer to HMO Handbook
 Procedures
---------------------------------------------------------------------------------------------------------------------------------
 MENTAL HEALTH CARE/SUBSTANCE ABUSE
---------------------------------------------------------------------------------------------------------------------------------
 Inpatient                   80% after deductible                          60% after deductible            Refer to HMO Handbook
                                                             (up to 30 days per calendar year)
 Outpatient                  80% after deductible                          60% after deductible            Refer to HMO Handbook
                             $50 maximum/visit                             $40 maximum/visit
                                                              (50 visit maximum/calendar year)
---------------------------------------------------------------------------------------------------------------------------------
 MISCELLANEOUS SERVICES
---------------------------------------------------------------------------------------------------------------------------------
 Chiropractic                WP250                     $15 copay           60% ($25 maximum/visit)         Refer to HMO Handbook
                             WP500                     $15 copay
                             WP1000 (non CA)           $20 copay
                             WP1000 (CA)  80% after deductible

                                                        (26 visit maximum)
 Physical Therapy/           80% after deductible                          60% after deductible            Refer to HMO Handbook

 Physical Medicine

 Allergy Test and            -    WP250             $15 copay              60% after deductible            $10 copay
 Treatment

                             -    WP500             $15 copay



                             -    WP1000(non-CA)    $20 copay


                             -    WP1000 (CA)  80% after deductible
---------------------------------------------------------------------------------------------------------------------------------
 PRESCRIPTION DRUG
---------------------------------------------------------------------------------------------------------------------------------
                             $10 brand/$5 generic copay - 30 day supply                                    Refer to HMO Handbook
                             $5 mail order copay - 90 day supply

(1) Deductible - Deductible expenses applied to the 4th quarter of the previous year will be carried over. Copay amounts do not apply toward the deductible.

(2) Satisfying the smaller in-network coinsurance and deductible will apply toward, but not satisfy, the large out-of-network coinsurance and deductible excluding any copays. Satisfying the larger out-of-network coinsurance and deductible will automatically satisfy the smaller in-network co-insurance and deductible excluding any copays.

(3) Hospital Services - Pre-certification is required. You must initiate. Failure to do so will result in a $250 additional deductible for medically necessary care and no benefits will be payable for unnecessary care.

-------------------------------------------------------------------------------
PRE-CERTIFICATION

If you're covered under WellPoint Preferred or the WellPoint Group Medical Plan and need to receive care from a hospital (inpatient only), ambulatory surgical center (outpatient only) or a chemical dependency rehabilitation facility, you
must obtain a pre-certification.   This ensures that you obtain the maximum
benefits available under the Plan.


You must call for a pre-certification THREE DAYS BEFORE YOUR SCHEDULED ADMISSION OR CARE. To obtain a pre-certification, call the toll-free phone number listed on your ID card. If treatment will be provided by a network physician, your physician will make the call for you.

NOTE: IF PRE-CERTIFICATION IS NOT OBTAINED, YOUR BENEFITS WILL BE REDUCED BY $250 AND THE PLAN WILL NOT COVER SERVICES THAT ARE NOT DEEMED MEDICALLY NECESSARY.
-------------------------------------------------------------------------------
Q & A

Q. What coverage is available for my dependent child attending college out of the PPO/HMO network areas?

A.   If you and your dependents are enrolled in
     WellPoint Preferred and if your dependent
     uses a WellPoint Preferred provider, the plan
     will pay at network levels.   If you are in one
     of the HMO plans, there is also a provision for students living outside the service area.
     Contact your HMO for more information.

Q. If I was covered under my spouse's medical plan and he / she loses coverage, what are the restrictions for us in enrolling in FLEXPoint medical (waiting period, pre-existing conditions, etc.)?

A. You can enroll WITHIN 31 DAYS of loss of coverage with no waiting period or pre-existing conditions.

                                YOUR DENTAL COVERAGE

FLEXPOINT GIVES YOU A CHOICE OF DENTAL OPTIONS.

POINTS TO CONSIDER

 - How much can you afford to pay out of your own pocket toward dental expenses?

 - Are there any dental procedures you know you or a family member will need in the upcoming year? Is orthodontic coverage necessary?

 - If you have coverage available under another dental plan, the coordination of benefits feature could save you money.

YOUR DENTAL OPTIONS AT A GLANCE

IF YOU LIVE IN CALIFORNIA ...

YOU CAN CHOOSE BETWEEN THE DENTAL NET OR PRUDENT BUYER DENTAL PLANS. YOU ALSO HAVE THE OPTION TO WAIVE DENTAL COVERAGE.

INSIDE CALIFORNIA

---------------------------------------------------------------------------------------------------------------------------------
                                                       DENTAL NET                             PRUDENT BUYER DENTAL
---------------------------------------------------------------------------------------------------------------------------------
 ANNUAL DEDUCTIBLE                                     None                                    $  50 individual

                                                                                               $150 family
---------------------------------------------------------------------------------------------------------------------------------
 ANNUAL MAXIMUM BENEFIT                                Pediatric dentist only:                 $1,500 per individual
                                                       $500 per child
---------------------------------------------------------------------------------------------------------------------------------
                                                       WHAT YOU PAY                            WHAT THE PLAN PAYS
---------------------------------------------------------------------------------------------------------------------------------
 DIAGNOSTIC AND PREVENTIVE CARE                        No charge                               100% after deductible

 (exams, x-rays, cleanings, fluoride treatments)

 RESTORATIVE FILLINGS                                  No charge                               80% after deductible
 ORAL SURGERY
  (includes local anesthesia)

       -   EXTRACTION                                  No charge                               80% after deductible

       -   SURGICAL EXTRACTION                         $25-$50

 ENDODONTIC CARE  -  Root canal therapy                $60-$100                                80% after deductible
 PERIODONTICS                                          $9 - $120                               50% after deductible
 PROSTHODONTICS
  -   Crowns                                           $85-$120                                50% after deductible
  -   Bridges                                          $120
  -   Partial dentures                                 $160
  -   Complete dentures                                $140
---------------------------------------------------------------------------------------------------------------------------------
 ORTHODONTIA     (Up to 24 Months)                     Copays:                                 Not covered
                                                       Adults (18 & over)  $1850
                                                       Children            $1450
---------------------------------------------------------------------------------------------------------------------------------

 DENTAL NET POINTS TO CONSIDER

 - If you elect this option, you receive care at negotiated rates. There are no deductibles or annual maximums. Orthodontic coverage is available (except if you use a pediatric dentist).

 -   When you enroll in Dental Net, you must select a participating dental
     office for you and your family.   Dental Net provider directories are
     available in your local Human Resources department.

 - The first time you need care, let your dentist know that you're a member of Dental Net.. ALL COVERED FAMILY MEMBERS MUST GO TO THE SAME PARTICIPATING DENTAL OFFICE.

PRUDENT BUYER DENTAL PLAN

POINTS TO CONSIDER

 - This option gives you the opportunity to use a network of dental providers who agree to provide services at negotiated rates. Each time you need care, you decide whether to receive it from a network provider or from a non-network provider.

 - You and each family member can select your own participating provider from the Prudent Buyer Dental provider directory. You may pay more when you choose to receive care from a non-participating provider.

 - If you use a network provider, the maximum covered expense is the negotiated rate. Participating dentists will not charge you more than the negotiated rate. For non network providers the maximum covered expense is the reasonable and customary (R&C) charge. You will be responsible for any billed charge which exceeds R&C.

-------------------------------------------------------------------------------
GENERAL NOTE ABOUT PRUDENT BUYER
PRE-TREATMENT REVIEW

IF YOUR DENTIST ANTICIPATES THE EXPENSE FOR ANY COURSE OF TREATMENT TO EXCEED $350, YOU SHOULD SUBMIT A BENEFIT ESTIMATION FORM BEFORE TREATMENT BEGINS.
-------------------------------------------------------------------------------

Q & A

Q.   Is Orthodontia Covered?

A. Yes, under the Dental Net Plan. You must obtain a WRITTEN REFERRAL from Dental Net Customer Services before receiving treatment.

IF YOU LIVE OUTSIDE OF CALIFORNIA

YOU CAN CHOOSE BETWEEN THE BASIC OR MAJOR DENTAL PLANS. YOU CHOOSE THE PLAN AND ANY DENTAL PROVIDER YOU WISH. THE LEVEL OF BENEFIT THE PLAN PAYS DEPENDS ON WHICH OPTION YOU CHOOSE. YOU ALSO HAVE THE OPTION TO WAIVE DENTAL COVERAGE.

OUTSIDE OF CALIFORNIA

---------------------------------------------------------------------------------------------------------------------------------
                                                          BASIC DENTAL PLAN                           MAJOR DENTAL PLAN
---------------------------------------------------------------------------------------------------------------------------------
 ANNUAL DEDUCTIBLE                           $  50 individual                            $  50 individual
                                             $200 family                                 $200 family
---------------------------------------------------------------------------------------------------------------------------------
 ANNUAL MAXIMUM BENEFIT                      $1,000 per individual                       $1,000 per individual
---------------------------------------------------------------------------------------------------------------------------------
 WHAT THE PLAN PAYS
---------------------------------------------------------------------------------------------------------------------------------
 -    PREVENTIVE CARE (exams, cleanings,     100%                                        100%
      fluoride treatments, x-rays etc.)

 -    BASIC PROCEDURES                       80% after the deductible                    80% after the deductible
      -    ORAL SURGERY - EXTRACTIONS,
           ANESTHESIA IF NECESSARY
      -    RESTORATIVE CARE - FILLINGS
      -    ENDODONTIC  CARE - TREATMENT OF
           TOOTH PULP, ROOT CANAL THERAPY


 -    MAJOR PROCEDURES                       Not covered                                 50% after the deductible
      -    CROWNS, JACKETS, CAST
           RESTORATIONS
      -    PERIODONTAL CARE
      -    TMJ  (TEMPOROMANDIBULAR JOINT
           DYSFUNCTION) OTHER THAN SURGERY
      -    PROSTHODONTICS - CONSTRUCTION OR
           REPAIR OF FIXED BRIDGES, PARTIAL
           OR COMPLETE DENTURES
      -    IMPLANTS

 -    ORTHODONTIA                            Not covered                                 50%   ($1,000 lifetime maximum plan
                                                                                         benefit/individual
---------------------------------------------------------------------------------------------------------------------------------

Note: Covered expenses are paid based on reasonable and customary charges. Charges in excess of reasonable & customary are your responsibility.


Q & A

Q. Does the orthodontia maximum benefit of $1,000 per person in the Major Dental Plan count toward the dental annual maximum benefit?

A.   No.  Those maximum benefits are separate

YOUR VISION COVERAGE

IF YOU ELECT VISION COVERAGE THROUGH THE VISION SERVICE PLAN (VSP), YOU HAVE A CHOICE OF NETWORK OR NON-NETWORK PROVIDERS EACH TIME YOU NEED EYE CARE OR PRODUCTS.

POINTS TO CONSIDER

 -   Vision coverage is optional.

 - How much can you afford to pay out of pocket for vision expenses in the coming year?

 -   Will you or a family member need eyeglasses or contacts in the coming year?

 - EXTRA COST FOR CERTAIN VSP PROVIDER SERVICES - Since this plan is designed to cover medically necessary eye care, there is an extra charge for these items: blended lenses, oversize lenses, photochromatic or tinted lenses, or a frame that costs more than the plan allowance.

 - CHARGES FOR NON-VSP PROVIDERS - If you use non-VSP providers, you must pay any charges above the limits shown in the chart below. You will need to file a claim with VSP to receive your benefits.

 -   To obtain a list of VSP providers in your area call 800-622-7444

---------------------------------------------------------------------------------------------------------------------------------
                                                                             VSP PROVIDERS                  NON-VSP PROVIDERS
---------------------------------------------------------------------------------------------------------------------------------
 YOUR ANNUAL COPAYMENT                                                            $25                              $25
---------------------------------------------------------------------------------------------------------------------------------
 WHAT THE PLAN PAYS
---------------------------------------------------------------------------------------------------------------------------------
 EYE EXAMINATIONS  (once every 12 months)                                         100%                             $40
 LENSES (once every 12 months)
 --   Single                                                                      100%                             $40
 --   Bifocal                                                                     100%                             $60
 --   Trifocal                                                                    100%                             $80
 --   Lenticular                                                                  100%                            $125
 FRAMES (once every 24 months)                                                    100%                             $45
 CONTACTS  (including disposables)
 --   If medically necessary                                          up to $210, in lieu of other    up to $210, in lieu of other
                                                                                benefits                        benefits

 --   If elective                                                     up to $105, in lieu of other    up to $105, in lieu of other
                                                                                benefits                        benefits
---------------------------------------------------------------------------------------------------------------------------------

Q & A

Q.   How is "necessary" defined for contact lenses?

A. They must be medically necessary to correct extreme visual acuity problems that cannot be corrected with spectacle lenses.

Q.   Will the benefit cover both glasses and contacts during the same period?

A.   No.

Q.   How do I file a claim?

A. Check with your provider to determine if he/she is a VSP provider. If so, he/she will handle all claim procedures. If not, obtain a claim form from your local Human Resources Representative

YOUR  GROUP TERM LIFE
INSURANCE COVERAGE

FLEXPOINT HELPS YOU PROTECT THOSE YOU CARE ABOUT MOST BY OFFERING SEVERAL LIFE INSURANCE OPTIONS.

BENEFITS ARE BASED ON YOUR BENEFIT SALARY WHICH IS YOUR ANNUAL BASE PAY AS OF SEPTEMBER 1.

EMPLOYEE LIFE INSURANCE
-----------------------

You have five life insurance options:

 -   Waive coverage
 -   $50,000 plus $50,000 AD&D coverage
 -   1 x benefit salary plus 1 x AD&D
 -   2 x benefit salary plus 1 x AD&D
 -   3 x benefit salary plus 1 x AD&D

POINTS TO CONSIDER

 - If you select a life insurance option that is two levels greater than your existing coverage, you will need to provide a Statement of Personal Health. When approved, your increase in coverage will take effect on January 1st. If approval is received AFTER JANUARY 1ST, coverage and deductions will be made retroactively to January 1st.

 - You will have additional life insurance at no cost under the group universal life program. See page 17 for more information.


Q & A

Q.. Is there a change in my life insurance amounts if I get a pay raise during the year?

A. No. For open enrollment, your benefit salary is "locked in" as of September 1 of the previous year.



YOUR DEPENDENT LIFE INSURANCE COVERAGE
--------------------------------------

Dependent life insurance enables you to insure the lives of your spouse and/or dependent child(ren).

POINTS TO CONSIDER

 - Spouse life insurance is based on your benefit salary. Life insurance benefits are paid directly to the employee.

 - If you waive employee life insurance you are not eligible for dependent life insurance.

 -   Spouse life insurance coverage is limited to a maximum of $125,000.

 -   Coverage may be reduced when your life insurance is reduced.

 - If, during open enrollment, you add or increase your spouse's coverage, you must complete a Statement of Personal Health. When approved, the increase in coverage will take effect on January 1st. If approval is received AFTER JANUARY 1ST, coverage and deductions will be made retroactively to January 1st.

SPOUSE LIFE INSURANCE
---------------------

You have several options for spouse life insurance:

 -   Waive coverage

 -   $5,000

 -   1/2 your benefit salary

 -   1 times your benefit salary

CHILD LIFE INSURANCE
--------------------

You have the following options for child life insurance, or, you can waive coverage:

 FOR EACH DEPENDENT
 CHILD                            OPTION 1          OPTION 2           OPTION 3
 ------------------               --------          --------           ---------
 Six months through age            $5,000            $10,000            $25,000
 18 (24 if full-time
 student)
 Birth to age 14 days              $  500            $ 1,000             $2,500
 14 days old to six                $2,500             $5,000            $12,500
 months


Q & A

Q.   Do I need to provide a Statement of Personal
     Health for Child Life Insurance?

A. During open enrollment, you need a statement of Personal Health to add coverage or increase coverage.

                          YOUR FLEXIBLE SPENDING ACCOUNTS

Flexible spending accounts provide an opportunity for you to save money on your out-of-pocket health care or dependent care expenses throughout the year. You are not taxed on the money you contribute nor on the reimbursements you receive.





------------------------------------------------------------------------------
Did you know that Flexible Spending Accounts are considered one of the most underutilized tax advantages offered by the IRS?

For most employees who elect a flexible spending account, the tax savings are as much as 40 cents on the dollar - 28 cents in federal income tax, 7.65 cents in social security and Medicare taxes, as well as any applicable state or local income tax.
------------------------------------------------------------------------------

HOW THE FLEXIBLE SPENDING ACCOUNT WORKS
---------------------------------------

YOU ELECT TO HAVE A CERTAIN AMOUNT OF MONEY DEDUCTED FROM YOUR BI-WEEKLY PAYCHECK ON A PRE-TAX BASIS. WHEN YOU HAVE AN ELIGIBLE EXPENSE, YOU FILE A CLAIM AND WILL BE REIMBURSED WITHOUT PAYING TAXES ON THIS AMOUNT.

THE FULL ANNUAL AMOUNT YOU ELECT TO DEFER UNDER THE HEALTH CARE SPENDING ACCOUNT IS AVAILABLE ON THE EFFECTIVE DATE OF YOUR COVERAGE. THUS, IF YOU ELECT $1,000 FOR THE YEAR, AND HAVE AN ELIGIBLE EXPENSE OF $900 IN JANUARY, YOU WILL BE REIMBURSED THE FULL $900 EVEN THOUGH YOU HAVE ONLY ACCUMULATED $38.46 THUS FAR.

YOUR HEALTH CARE  SPENDING ACCOUNT
----------------------------------

Health plan deductibles and copayments, mileage and parking expenses while you're receiving health care and contact lens solutions are normally not reimbursed by your insurance plan. But, they are eligible for reimbursement under a Health Care Spending Account.

If you choose to participate, you decide how much to deposit in the health care spending account to pay for expenses not covered by your medical, dental and vision plans. IRS publication 502 can be used as a guide for eligible expenses.

Some examples of eligible expenses are:
 - Copayments and coinsurance for medical, dental, vision, and prescription drugs
 -   Chiropractor expenses, hearing aids and batteries
 -   Mental Health expenses

HOW MUCH CAN I ELECT?

----------------------------------------------------------------------------------------
                                   MINIMUM                   MAXIMUM
                            PAY PERIOD    ANNUALLY    PAY PERIOD   ANNUALLY
----------------------------------------------------------------------------------------
 Health Care Account        $10           $260        $115.39      $3,000

 Dependent Care Account*    $10           $260        $192.31      $5,000

*Married employees filing a SEPARATE tax return can only elect $2500 per year.
 Married employees filing a JOINT return have a combined maximum of $5000 per year from all available plans.

For purposes of this section, "deductions" are salary reductions used to pay an equivalent amount of your eligible health care and/or dependent care expenses. Additionally, although this section refers to "your accounts," all the deductions are held as part of the general assets of the Company.

POINTS TO CONSIDER

 - Do you anticipate any expenses not covered by you or your spouse's medical, dental or vision care plans?

 - You can participate in the Health Care Spending Account EVEN IF YOU WAIVE MEDICAL COVERAGE.

 - Do you anticipate any large out-of-pocket expenses such as orthodontics, crowns, hearing aids or the birth of a baby? Do you need eye glasses and contact lenses this year, and/ or, prescription sun glasses?

 - Once you enroll in a spending account, you can not change your election or contributions for the remainder of that calendar year. The only exception is if you have a qualified change in status (such as the birth of a child).

YOUR DEPENDENT CARE SPENDING ACCOUNT
------------------------------------

YOU CAN PARTICIPATE IN THIS ACCOUNT IF YOU NEED DEPENDENT CARE SERVICES TO ENABLE YOU TO WORK OR IF YOU ARE MARRIED, FOR BOTH YOU AND YOUR SPOUSE TO WORK.

IF YOUR SPOUSE DOES NOT WORK, YOUR DEPENDENT CARE EXPENSES MAY BE REIMBURSABLE IF YOUR SPOUSE IS A FULL-TIME STUDENT OR PHYSICALLY OR MENTALLY UNABLE TO PROVIDE CARE FOR HIMSELF OR HERSELF.

IN GENERAL, ANY EXPENSE THAT QUALIFIES FOR THE FEDERAL DEPENDENT CARE TAX CREDIT MAY BE REIMBURSED. FOR MORE INFORMATION SEE IRS PUBLICATION 503. YOU WILL NEED TO SUBMIT A TAX PAYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER OF THE PERSON OR ENTITY WHO PROVIDES CARE WITH YOUR DEPENDENT CARE CLAIMS.

UNLIKE THE HEALTH CARE SPENDING ACCOUNT, YOU CAN ONLY BE REIMBURSED FOR THE AMOUNT IN YOUR ACCOUNT WHEN YOU SUBMIT A CLAIM.

NOTE: ACCORDING TO IRS REGULATIONS, HIGHLY COMPENSATED EMPLOYEES MAY BE SUBJECT TO FEDERAL GUIDELINE LIMITATIONS. YOU WILL BE NOTIFIED IF YOU ARE AFFECTED BY THIS RESTRICTION.

POINTS TO CONSIDER

 -   Will you incur expenses from a licensed day care center or nursery school?
 - Will your child (ren) be going to an eligible daytime summer camp and/ or before / after-school activities?
 - A dependent must be under age 13 or physically or mentally incapable of caring for himself or herself and spend at least 8 hours per day in your home.

------------------------------------------------------------------------------
"USE IT OR LOSE IT" RULE

THE IRS "USE IT OR LOSE IT" RULE" OFTEN CAUSES EMPLOYEES TO DISREGARD USING A FLEXIBLE SPENDING ACCOUNT. UNDER THIS RULE, YOU MUST USE THE MONEY IN YOUR ACCOUNT FOR ELIGIBLE EXPENSES YOU INCUR DURING THE YEAR IN WHICH THE CONTRIBUTIONS ARE MADE.

YOU HAVE UNTIL MARCH 31ST OF THE FOLLOWING YEAR TO REQUEST YOUR REIMBURSEMENT. IF YOU TERMINATE DURING THE YEAR, YOU CAN REQUEST MONEY IN YOUR DEPENDENT ACCOUNT AFTER YOU TERMINATE IF YOU INCUR THE EXPENSE ANY TIME DURING THE CALENDAR YEAR TO THE EXTENT OF THE AMOUNT YOU HAVE WITHHELD FROM YOUR PAYCHECK. UNDER THE HEALTH CARE ACCOUNT, IF YOU TERMINATE YOU CAN ONLY REQUEST MONEY FOR EXPENSES INCURRED THROUGH YOUR TERMINATION DATE.

IF YOU HAVE ANY MONEY LEFT IN YOUR FLEXIBLE SPENDING ACCOUNTS AT THE END OF THE YEAR, THE IRS REQUIRES IT TO BE FORFEITED. ANY FORFEITED AMOUNTS ARE APPLIED TO THE ADMINISTRATION OF THE FLEXIBLE SPENDING ACCOUNTS.
-------------------------------------------------------------------------------

                          THE HEALTH INSURANCE PORTABILITY
                       AND ACCOUNTABILITY ACT OF 1996 (HIPAA)


SPECIAL ENROLLMENT RIGHTS
-------------------------

If you are declining enrollment for yourself or your dependents (including your spouse) because of other health insurance coverage you may in the future be able to enroll your self or your dependents in a WellPoint Health Plan, provided that you request enrollment within 31 days after your other coverage ends.

In addition, if you have a new dependent as a result of marriage, birth, adoption or placement for adoption, you may be able to enroll yourself and your dependents, provided that you request enrollment within 31 days after the marriage, birth, adoption or placement for adoption.

ACTIVELY-AT-WORK
----------------

If you elect WellPoint Preferred or the WellPoint Group Medical Plan, coverage will become effective under the plan even if you are hospitalized or on medical leave on the effective date.


PRE-EXISTING CONDITIONS
-----------------------

Pre-existing condition exclusions have been eliminated from the WellPoint
Preferred and Group Medical Plans.   New special enrollment provisions for
employees declining medical coverage have been adopted.

NEWBORN'S AND MOTHER'S PROTECTION ACT
-------------------------------------

The minimum stay for mothers and newborn children is 48 hours following a normal delivery and 96 hours following a cesarean section. Providers are not required to obtain authorization from the plans or the insurance issuer for prescribing a length of stay not in excess of the above periods.

                                      FLEXEXEC

IN ADDITION TO THE FLEXPOINT BENEFITS, THE COMPANY PROVIDES THE FOLLOWING BENEFITS TO OFFICERS OF THE COMPANY AT NO COST.
 -   SUPPLEMENTAL LIFE INSURANCE
 -   SHORT-TERM DISABILITY
 -   LONG-TERM DISABILITY
 -   PENSION ACCUMULATION PLAN
 -   FINANCIAL PLANNING SEMINARS

SUPPLEMENTAL LIFE INSURANCE
(GROUP UNIVERSAL LIFE)

In addition to your life insurance options under FlexPoint, the Company will be providing you with a supplemental life insurance benefit based upon your total compensation (September 1, 1997 Base Annual Salary plus Target Management Bonus).

WHAT IS UNIVERSAL LIFE INSURANCE?

In addition to providing a fixed life insurance benefit, you also have the opportunity to make additional premium payments to increase the amount of your insurance and/or make investments with the earnings accumulating on a tax-free basis.

WHAT IS THE COST OF THIS BENEFIT?

The company pays the entire cost of this life insurance benefit. Your only cost will be the income tax on the premium paid for the coverage.

WHAT HAPPENS AT TERMINATION?

You will receive an individual policy, which can be continued by paying the premium contributions or surrendered for the cash value, if any.

WHEN WILL THIS COVERAGE BECOME EFFECTIVE?

This new universal life insurance coverage will become effective when the annual premium becomes due on your current company provided individual term policy. Rick Davenport, from D/A Financial Group of California will be contacting you shortly after the first of the year, to explain the provisions of this new coverage, provide you with beneficiary forms, and explain your options with respect to the individual term coverage.

YOUR DISABILITY COVERAGE

Short-term disability (STD) and long-term disability (LTD) work together to provide you with income if you become disabled by illness or injury and are unable to work.

SHORT-TERM DISABILITY

In the event you are disabled and unable to perform all the essential duties of your job, the company will continue your base annual salary for up to 26 weeks.

LONG-TERM DISABILITY

If you are disabled longer than 26 weeks, you will be eligible for a Long Term Disability benefit based upon your total compensation (September 1, 1997 Base Annual Salary plus 1997 Target Management Bonus).

AMOUNT OF BENEFIT

------------------------------------------------------------------------------
 -   General Manager, Vice President
          60% of Compensation
 -   Senior and Executive Vice
     President
          70% of Compensation
------------------------------------------------------------------------------

WHEN IS THIS COVERAGE EFFECTIVE?

This new coverage will become effective May 1, 1998. You will continue your current group and individual disability coverage until that date. Rick Davenport will also be meeting with you to discuss continuing your individual disability policy.

WHAT IS THE COST OF THIS BENEFIT?

The Company pays the entire cost of this coverage. As such, if you receive any LTD benefits, they are fully taxable.

WHAT HAPPENS AT TERMINATION/RETIREMENT?

Coverage ceases and cannot be continued or converted.

PENSION ACCUMULATION PLAN
-------------------------

The company provides a benefit based upon your years of service and eligible compensation up to $160,000 (1998 IRS maximum). Benefits under this plan become vested after five years of service.

FINANCIAL PLANNING SEMINARS
---------------------------

Starting in 1998, the Company will be providing periodic seminars to discuss such topics as financial planning, retirement planning, stock ownership guidelines, income tax, etc.

COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN

ELIGIBILITY

An Officer of the Company whose base annual salary and management target bonus is in excess of $125,000 per year is eligible to participate in the plan. Generally, elections must be made before the calendar year in which the compensation is earned. Employees promoted to an Officer position, or newly hired Officers may elect within 30 days to participate in the plan for the remaining portion of the calendar year.

DEFERRAL ELECTIONS

There are five basic components to the plan.

 -   SUPPLEMENTAL 401(k) DEFERRAL
     This component is intended to replace the limits established by IRS regulations in the 401(k) plan and allow you to receive a Company match on all eligible compensation in a plan year. For 1998, the IRS limits eligible 401(k) compensation to $160,000 with a maximum deferral of $10,000. This provision works two ways:

       - you may defer up to 6% of your compensation earned after reaching $160,000 or after deferring $10,000 into the 401(k) plan, whichever occurs first

       - for newly hired Officers, you may defer compensation earned before becoming eligible for the 401(k) match;

 -   SALARY DEFERRAL
     This component allows you to defer base salary in excess of $125,000. For example:


                             BEFORE                AFTER
                          MARCH INCREASE        MARCH INCREASE
                          --------------        --------------
     Base Salary              $140,000              $147,000

                             -$125,000             -$125,000
                             ---------             ---------
Amount available to defer      $15,000               $22,000

     You may elect to defer between 1 - 100% of $15,000. The deferral will take place on a per pay period basis. Using the above example, if you elected to defer 100% of the $15,000, you would defer $576.92 per pay period. Additionally, if you were to receive a 5% salary increase in March, bringing your base salary to $147,000 your deferral would increase to $846.15 per pay period.
     ($22,000   26 = $846.15)

 -   BONUS DEFERRAL

     This component allows you to defer all or a portion (1-100%) of your Management Bonus.
     For 1998, you have two options:

          Defer 1997 bonus paid in 1998
          Defer 1998 bonus paid in 1999
          (Election must be made in 1997)

     In future years, you will elect to defer in December the management bonus that will be EARNED IN THE NEXT CALENDAR YEAR, BUT NOT PAID UNTIL THE
     FOLLOWING YEAR.   (I.E. for bonus earned in 1999, but not paid until 2000,
     deferral must be made in 1998.)

 -   CAR ALLOWANCE

     This component allows you to defer your car allowance. You may elect to defer all of this amount. If you do not defer your car allowance, you will receive it as taxable income each pay period over the calendar year.

 -   SUPPLEMENTAL PENSION DEFERRAL

     This component is intended to replace the limits established by IRS regulations in the Pension Accumulation Plan. The Company will automatically contribute 3%, 4%, or 5% (based on service) of your earnings in excess of $160,000 per year. THERE IS NO ELECTION NECESSARY. This component has a vesting feature identical to the Pension Accumulation Plan (i.e. 5 year cliff vesting).

INVESTMENT FUNDS

     The same 10 Vanguard funds utilized for the Salary Deferral Savings Program 401(k) are available for your nonqualified deferrals in this plan. The funds are listed on your enrollment form.

DISTRIBUTION OF BENEFITS

     At the time you elect your deferrals, you must also elect the manner in which your deferral account will be paid out. You will elect the timing of when to receive the deferral account and what form of payment you want to receive. The options for timing are:

       -  Termination/Retirement Date

       -  Date of Death

       -  A specific date
          (must be at least 24 months from date of election and not later than your 65th birthday)

       - The earliest of your Termination/Retirement Date, Date of Death or specific date

       - Other - this option is utilized when you elect to receive the distribution at different intervals (e.g. $25,000 on 7/1/2001, with the balance at retirement or one year after termination/retirement).

The distribution options are:

       -  Lump sum

       -  Annual installments not to exceed 15

       - Other - this option is used if you want a combination of the above. (e.g. $25,000 in a lump sum with the balance in 10 annual installments).

CHANGING YOUR DISTRIBUTION ELECTION

     An Officer may change an existing distribution election by submitting a written request at least 12 months BEFORE the Officer was originally scheduled to receive the distribution.



ACCELERATED DISTRIBUTIONS

     Hardship Withdrawal - If you have an immediate and heavy financial need and have no other resources reasonably available to you, you may request a hardship withdrawal. The 401(k) provisions regarding hardship withdrawal will be applied. The amount is limited to the portion of your account attributable to your Salary, Management Bonus and Supplemental 401(k) deferrals.

     Forfeiture - Absent a demonstration of immediate and heavy financial need, you may elect to receive 85% of your entire vested account in an early distribution at any time upon 30 days written request. The remaining 15% will be forfeited. If you elect to receive a forfeiture distribution, your participation in the plan will be suspended and you may not again participate in the Plan until the Plan Year that is at least 12 months following the Plan Year in which such distribution occurred.

WITHHOLDING

     The Company will deduct amounts required by law to be withheld for taxes with respect to benefits under this Plan.


BENEFICIARY ELECTION

     The beneficiary designation made on your enrollment form applies to your 1998 election as well as future deferral elections. This designation may be changed at any time.